UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 12, 2003


                        ADVANCED MARKETING SERVICES, INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
              ----------------------------------------------------
                 (State or other jurisdiction of incorporation)

                0-16002                                95-3768341
        ------------------------           ---------------------------------
        (Commission File Number)           (IRS Employer Identification No.)


                 5880 OBERLIN DRIVE, SAN DIEGO, CALIFORNIA 92121
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (858) 457-2500


                                       NA
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          (Former name or former address, if changed since last report)

ITEM 9. REGULATION FD DISCLOSURE

         On August 12, 2003, the registrant issued a press release announcing the filing of a Form 12b-25 Notification with the Securities and Exchange Commission in connection with its Form 10-Q for the first quarter ended June 28, 2003. The full text of the press release, which shall not be deemed filed under the Securities and Exchange Act of 1934, is attached hereto as Exhibit 99.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ADVANCED MARKETING SERVICES, INC.
                                  (Registrant)



         August 12, 2003              By:  /s/ Michael M. Nicita
       -------------------                 -------------------------------------
              Date                         Michael M. Nicita
                                           President and Chief Executive Officer